Principal Exchange-Traded Funds
Supplement dated February 14, 2022
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Delete all references to John D. Kenney.